UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 8, 2017

Griffin-American Healthcare REIT IV, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55775	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 1.01 Entry into a Material Definitive Agreement.

SW Illinois Senior Housing Portfolio Purchase Agreement

As previously reported in our Current Reports on Form 8-K filed on March 17, 2017 and April 24, 2017, we, through GAHC4 SW Illinois Senior Housing Portfolio, LLC, our wholly owned subsidiary, entered into a Purchase and Sale Agreement, or the Purchase Agreement, and a First Amendment to Purchase and Sale Agreement, respectively, with A&M Property Holding, LLC, or seller, and Garden Place, LLC, or operator, for the purchase of certain Real Property Assets, as defined in the Purchase Agreement, in connection with five senior housing facilities located in Columbia, Millstadt, Red Bud and Waterloo, Illinois, or collectively, SW Illinois Senior Housing Portfolio, for an aggregate contract purchase price of $31,800,000, plus closing costs, and to amend certain terms of the Purchase Agreement.

On May 8, 2017, we entered into a Second Amendment to Purchase and Sale Agreement, or the Second Amendment, with seller and operator. The material terms of the Second Amendment provide for an extension of the Due Diligence Period, as defined in the Purchase Agreement, to 6:00 p.m. pacific time on May 10, 2017.

On May 10, 2017, we entered into a Third Amendment to Purchase and Sale Agreement, or the Third Amendment, with seller and operator. The material terms of the Third Amendment provide for: (i) the deletion and replacement of the legal description of the Land, as defined in the Purchase Agreement; and (ii) seller’s obligation to deliver additional documents to us at closing, as specified in the Third Amendment, as a condition precedent to closing; provided, however, that the failure of this condition precedent shall not entitle us to recover our closing costs following a termination of the Purchase Agreement.

SW Illinois Senior Housing Portfolio Closing Agreement

As previously reported in our Current Report on Form 8-K filed on March 17, 2017, in connection with the execution of the Purchase Agreement, we, through GAHC4 SW Illinois Senior Housing Portfolio, LLC, entered into a closing agreement, or Closing Agreement, with CSL-Illinois I, LLC, or CSL, the future operator of SW Illinois Senior Housing Portfolio.

On May 10, 2017, we entered into a First Amendment to Closing Agreement, or the CSL First Amendment, with CSL. The material terms of the CSL First Amendment provide for an agreement between us and CSL that the documents listed in and attached to the CSL First Amendment are in the form agreed to by each party, and shall be used in connection with the closing.

The material terms of the amendments discussed above are qualified in their entirety by the Second Amendment, Third Amendment and CSL First Amendment attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Purchase and Sale Agreement by and between GAHC4 SW Illinois Senior Housing Portfolio, LLC, A&M Property Holding, LLC and Garden Place, LLC, dated May 8, 2017
10.2	Third Amendment to Purchase and Sale Agreement by and between GAHC4 SW Illinois Senior Housing Portfolio, LLC, A&M Property Holding, LLC and Garden Place, LLC, dated May 10, 2017
10.3	First Amendment to Closing Agreement by and between GAHC4 SW Illinois Senior Housing Portfolio, LLC and CSL-Illinois I, LLC, dated May 10, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT IV, Inc.

May 12, 2017	By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to Purchase and Sale Agreement by and between GAHC4 SW Illinois Senior Housing Portfolio, LLC, A&M Property Holding, LLC and Garden Place, LLC, dated May 8, 2017
10.2	Third Amendment to Purchase and Sale Agreement by and between GAHC4 SW Illinois Senior Housing Portfolio, LLC, A&M Property Holding, LLC and Garden Place, LLC, dated May 10, 2017
10.3	First Amendment to Closing Agreement by and between GAHC4 SW Illinois Senior Housing Portfolio, LLC and CSL-Illinois I, LLC, dated May 10, 2017